UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06115

Exact name of registrant as specified in charter:	Aberdeen Singapore Fund, Inc.
(Formerly The Singapore Fund, Inc.)

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2014

Item 1. Reports to Stockholders. —

Aberdeen Singapore Fund, Inc.

Semi-Annual Report

April 30, 2014

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund (the “Board”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four fiscal quarter-end net asset values. With each distribution, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to stockholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Based on generally accepted accounting principles, the Fund estimates that distributions to date for the fiscal year commenced November 1, 2013 including the distribution declared on June 10, 2014 consisted of 29% net investment income, 15% net realized short-term capital gains and 56% net realized long-term capital gains.

In January 2015, a Form 1099-DIV will be sent to stockholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2014 calendar year.

Stockholder Letter (unaudited)

Dear Stockholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Singapore Fund, Inc. (formerly, The Singapore Fund, Inc.) (the “Fund”) for the six-month period ended April 30, 2014. The Fund’s investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities. The Fund also, to a lesser degree, invests in equity securities issued by companies in ASEAN Group countries. The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam.

Total Return Performance

For the six months ended April 30, 2014 the total return to stockholders of the Fund based on the net asset value (“NAV”) of the Fund was 2.1%, assuming reinvestment of dividends and distributions, versus a return of 0.2% for the Fund’s benchmark, the MSCI Singapore Index.

Share Price and NAV

For the six months ended April 30, 2014, based on market price, the Fund’s total return was (0.1%) assuming reinvestment of dividends and distributions. The Fund’s share price decreased 3.6% over the six months, from $13.43 on October 31, 2013 to $12.95 on April 30, 2014. The Fund’s share price on April 30, 2014 represented a discount of 11.6% to the NAV per share of $14.65 on that date, compared with a discount of 9.7% to the NAV per share of $14.87 on October 31, 2013.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In September 2013, the Board of Directors of the Fund (the “Board”) set the rolling distribution rate at 6% for the 12-month period commencing with the distribution payable in October 2013. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital.

On June 10, 2014, the Fund announced that it will pay on June 30, 2014 a distribution of US $0.22 per share to all stockholders of record as of June 23, 2014.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2014 the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s

Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to stockholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by the following August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our stockholders, I invite you to visit the Fund on the web at www.aberdeensgf.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, and view portfolio charting and other timely data.

Please take a look at Aberdeen’s Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from our portfolio managers around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. Please note that Aberdeen does not share our stockholders’ information with any other organizations.

Please contact Aberdeen Asset Management Inc. by:

•                   Calling toll free at 1-866-839-5205 in the United States;

•                   Emailing InvestorRelations@aberdeen-asset.com;

•     Visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usClosed/home;

•                   Visiting www.aberdeensgf.com.

Yours sincerely,

Alan Goodson
President

Aberdeen Singapore Fund, Inc.	1

Report of the Investment Manager (unaudited)

April 30, 2014

Market/economic review

Singapore equities rose during the six-month period ended April 30, 2014, but it appeared to be “a tale of two quarters,” in our view. The first three months of the period saw concerns over the U.S. Federal Reserve’s (Fed) tapering of its asset purchase program and weaker economic data from China sparking broad global market declines. However, the latter three months offset the losses as sentiment towards emerging markets improved, and attractive valuations in local stocks saw a resurgence in investor interest. In particular, “blue chip” stocks such as the Jardine Matheson Holdings Ltd. (“Jardine Group”) rose sharply on exuberance over elections in Indonesia. Furthermore, interest in undervalued property stocks was rekindled by two privatization offers – Capitaland’s cash offer for Fund holding CapitaMalls Asia, and a consortium consisting of Wheelock Properties (which the Fund owns) and Ong Beng Seng’s offer to buy Hotel Properties Ltd.

On the economic front, first-quarter 2014 gross domestic product (GDP) growth in Singapore missed expectations due to subdued manufacturing and services sectors. However, the contraction in non-oil domestic exports slowed, and showed signs of improvement towards the end of the period. Inflation moderated as the government’s lending restrictions curbed demand for cars, but the tight labor market generally is expected to push up wage costs. Consequently, the central bank maintained its currency management policy of allowing the Singapore Dollar to appreciate in an effort to moderate price pressures.

Fund performance review

At the stock level, the Fund’s holding in conglomerate Jardine Group was the largest contributor to performance on hopes that in Indonesia, pro-reform candidate Joko Widodo’s party would garner a strong mandate in parliamentary elections, leading towards a presidential win. The Jardine Group has significant exposure to a wide spectrum of the Indonesian economy through its partially owned subsidiary, Astra International. Astra’s results also beat estimates as earnings recovered from the previous quarter. Astra Honda grew market share and Astra Agro benefited from higher palm oil prices. We also believe that Jardine Group’s valuation was attractive after shares of the company were sold down last year. The Fund’s position in Raffles Medical Group Ltd. also bolstered performance as the company continued to post robust operating results.

In contrast, the lack of exposure to Noble Group, which manages a global supply chain of agricultural, industrial and energy products, and agricultural products maker Olam International were the largest detractors from Fund performance for the period. Shares of Noble Group rose sharply as China’s state-owned Cofco bought a majority stake in its agriculture business, while a unit of Singapore’s state investment company, Temasek, made an offer to purchase Olam, boosting its share price.

Outlook

Despite China’s slowing economy, we think that Singapore stands to benefit as one of the global hubs for internationalization of the Chinese Renminbi. The three largest local banks – DBS Group Holdings Ltd., Oversea-Chinese Banking Corp. Ltd. and United Overseas Bank Ltd., all of which the Fund holds – have seen healthy growth in their renminbi-related financial services and lending.

Recent election results in India and Indonesia, in which pro-reformist candidates have seen solid support, bodes well for the many local firms which have regional business interests, in our opinion. For example, Fund’s telecom holding, Singapore Telecommunications Ltd., has subsidiaries in both countries.

In the property sector, we feel that the proposed privatizations reflect a subdued local stock market where volumes have been declining and valuations are relatively low. This has spurred companies to repurchase subsidiaries that they think are undervalued. We see these tepid market conditions as an opportunity for us to add to existing holdings.

Aberdeen Asset Management Asia Limited

2	Aberdeen Singapore Fund, Inc.

Portfolio Composition (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. An industry classification standard sector can include more than one industry. As of April 30, 2014, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

As of April 30, 2014, the Fund held 98.3% of its net assets in equities and 0.4% in a short-term investment.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2014:

Name of Security	Percentage of Net Assets

Oversea-Chinese Banking Corp. Ltd.	9.3%
United Overseas Bank Ltd.	8.1%
Keppel Corp. Ltd.	8.1%
Jardine Matheson Holdings Ltd.	7.7%
DBS Group Holdings Ltd.	6.3%
City Developments Ltd.	6.1%
Singapore Telecommunications Ltd.	4.4%
SembCorp Marine Ltd.	4.1%
Singapore Technologies Engineering Ltd.	4.0%
Wheelock Properties (Singapore) Ltd.	3.0%

Aberdeen Singapore Fund, Inc.	3

Total Investment Return (unaudited)

April 30, 2014

The following table summarizes average annual Fund performance compared to the MSCI Singapore Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of April 30, 2014.

	1 Year		3 Years	5 Years	10 Years
Net Asset Value (NAV)	(3.4%	)	2.7%	17.5%	10.6%
Market Value	(4.3%	)	1.5%	17.5%	11.5%
MSCI Singapore Index	(1.6%	)	2.4%	17.5%	12.3%

Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a stockholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeensgf.com or by calling 866-839-5205.

The net operating expense ratio is 1.49%.

4	Aberdeen Singapore Fund, Inc.

Portfolio of Investments (unaudited)(a)

As of April 30, 2014

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—98.3%(a)
COMMON STOCKS—98.3%
CONSUMER DISCRETIONARY—2.5%
2,035,000	FJ Benjamin Holdings Ltd.	$ 350,277
65,000	Jardine Cycle & Carriage Ltd.	2,437,236
		2,787,513
ENERGY—0.3%
513,000	KrisEnergy Ltd.*	294,939
FINANCIALS—48.2%
2,900,000	Ascendas Hospitality Trust	1,666,465
710,000	Bukit Sembawang Estates Ltd.	3,310,763
1,560,000	CapitaMalls Asia Ltd.	2,748,836
723,000	CDL Hospitality Trusts	1,036,999
796,000	City Developments Ltd.	6,896,550
520,120	DBS Group Holdings Ltd.	7,046,150
3,280,000	Far East Hospitality Trust	2,319,023
851,000	Hong Leong Finance Ltd.(b)	1,866,675
1,187,500	Keppel REIT Management Ltd.	1,147,811
1,360,641	Oversea-Chinese Banking Corp. Ltd.	10,493,507
559,000	Singapore Exchange Ltd.	3,091,421
524,397	United Overseas Bank Ltd.	9,127,192
2,251,000	Wheelock Properties (Singapore) Ltd.	3,375,410
		54,126,802
HEALTH CARE—3.9%
1,725,000	Eu Yan Sang International Ltd.(b)	1,135,140
1,123,604	Raffles Medical Group Ltd.	3,255,700
		4,390,840
INDUSTRIALS—36.3%
1,370,000	ComfortDelGro Corp. Ltd.	2,323,274
138,400	Jardine Matheson Holdings Ltd.	8,640,780
67,000	Jardine Strategic Holdings Ltd.	2,397,055
1,078,500	Keppel Corp. Ltd.	9,074,531
750,000	SATS Ltd.	1,898,653
1,415,000	SembCorp Marine Ltd.	4,601,901
395,000	Singapore Airlines Ltd.	3,274,725
1,025,000	Singapore Post Ltd.	1,158,008
1,460,000	Singapore Technologies Engineering Ltd.	4,459,348
809,990	Straits Trading Co. Ltd.(b)	2,099,759
490,000	United Engineers Ltd.	844,676
		40,772,710
INFORMATION TECHNOLOGY—2.7%
497,000	Venture Corp. Ltd.	3,044,201
TELECOMMUNICATION SERVICES—4.4%
1,605,000	Singapore Telecommunications Ltd.	4,916,302
	Total Long-Term Investments–98.3% (cost $86,092,656)	110,333,307

Aberdeen Singapore Fund, Inc.	5

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2014

Par Amount	Description	Value (US$)
SHORT-TERM INVESTMENT—0.4%(b)
$441,000

Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 04/30/2014, due 05/01/2014 repurchase price $441,000, collateralized by U.S. Treasury Note, maturing 04/30/2020; total market value of $451,027

		$ 441,000
	Total Short-Term Investment—0.4% (cost $441,000)	441,000
	Total Investments—98.7% (cost $86,533,656)(c)	110,774,307
	Other Assets in Excess of Liabilities—1.3%	1,503,729
	Net Assets—100.0%	$ 112,278,036

*     Non-income producing security.

(a)  Unless otherwise noted, all securities are fair valued. Fair Values are determined pursuant to procedures approved by the Board of Directors. See Note 2(a) of the accompanying notes to financial statements.

(b)  Security is not fair valued. See Note 2(a) of the accompanying notes to financial statements.

(c)  See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See Notes to Financial Statements.

6	Aberdeen Singapore Fund, Inc.

Statement of Assets and Liabilities

As of April 30, 2014 (unaudited)

Assets
Investments, at value (cost $86,092,656)	$110,333,307
Repurchase agreement, at value (cost $441,000)	441,000
Foreign currency, at value (cost $496,451)	498,851
Cash	817
Dividends receivable	1,276,523
Prepaid expenses	8,074
Total assets	112,558,572

Liabilities
Director fees payable	85,909
Investment management fees payable (Note 3)	66,270
Audit and tax services	44,776
Administration fees payable (Note 3)	18,389
Legal fees and expenses (Note 3)	12,049
Investor relations fees payable (Note 3)	5,532
Accrued expenses	47,611
Total liabilities	280,536

Net Assets	$112,278,036

Composition of Net Assets:
Common stock (par value $.01 per share)	$ 76,644
Paid-in capital in excess of par	87,517,729
Distributions in excess of net investment income	(919,019)
Accumulated net realized gain from investments and foreign currency transactions	1,357,115
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	24,245,567
Net Assets	$112,278,036
Net asset value per share based on 7,664,389 shares issued and outstanding	$ 14.65

See Notes to Financial Statements.

Aberdeen Singapore Fund, Inc.	7

Statement of Operations

For the Six Months Ended April 30, 2014 (unaudited)

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $17,773)	$1,742,653
1,742,653
Expenses
Investment management fee (Note 3)	388,372
Administration fee (Note 3)	107,169
Directors’ fees and expenses	74,136
Independent auditors’ fees and expenses	34,601
Reports to stockholders and proxy solicitation	34,435
Legal fees and expenses (Note 3)	30,882
Investor relations fees and expenses (Note 3)	30,793
Insurance expense	28,105
Custodian’s fees and expenses	20,082
Stock exchange listing fee	12,763
Transfer agent’s fees and expenses	10,696
Miscellaneous	25,256
Total expenses	797,290

Net Investment Income	945,363

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions	1,370,084
Foreign currency transactions	(2,282)
1,367,802
Net change in unrealized appreciation/(depreciation) on:
Investments	(508,214)
Foreign currency translation	4,629
(503,585)
Net realized and unrealized gain from investments and foreign currency related transactions	864,217
Net Increase in Net Assets Resulting from Operations	$1,809,580

See Notes to Financial Statements.

8	Aberdeen Singapore Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2014 (unaudited)	For the Year Ended October 31, 2013

Increase/(Decrease) in Net Assets Operations:
Net investment income	$ 945,363	$ 2,985,881
Net realized gain from investment transactions	1,370,084	4,419,595
Net realized loss from foreign currency transactions	(2,282)	(63,196)
Net change in unrealized appreciation/depreciation on investments	(508,214)	(100,671)
Net change in unrealized appreciation/depreciation on foreign currency translation	4,629	(1,251)
Net increase in net assets resulting from operations	1,809,580	7,240,358

Distributions to Stockholders from:
Net investment income	(1,683,393)	(4,597,352)
Net realized gains	(1,757,294)	(4,948,615)
Net decrease in net assets from distributions	(3,440,687)	(9,545,967)

Capital Stock Transactions:
Reinvestment of dividends resulting in the issuance of 23,978 and 123,452 shares of common stock, respectively	300,362	1,724,649
Expenses in connection with the in-kind tender offer (Note 5)	–	(5,500)
Change in net assets from capital stock transactions	300,362	1,719,149
Change in net assets resulting from operations	(1,330,745)	(586,460)

Net Assets:
Beginning of period	113,608,781	114,195,241
End of period (including distributions in excess of net investment income of ($919,019) and ($180,989), respectively)	$ 112,278,036	$ 113,608,781

Amounts listed as “-” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Singapore Fund, Inc.		9

Financial Highlights

	For the Six Months Ended April 30, 2014		For the Year Ended October 31,
	(unaudited)		2013	2012	2011	2010	2009

PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period	$14.87		$15.19	$13.79	$17.26	$13.85	$8.85
Net investment income	0.12		0.39	0.27	0.16	0.15	0.20
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.11		0.57	1.80	(1.75)	3.52	5.31
Total from investment operations	0.23		0.96	2.07	(1.59)	3.67	5.51
Distributions from:
Net investment income	(0.22)		(0.61)	(0.34)	(0.28)	(0.26)	(0.03)
Net realized gains	(0.23)		(0.65)	(0.30)	(1.57)	–	(0.47)
Total distributions	(0.45)		(1.26)	(0.64)	(1.85)	(0.26)	(0.50)
Dilutive effect of dividend reinvestment	–		(0.02)	–	(0.03)	–	(0.01)
Dilutive effect of in-kind tender offer	–		–	(0.03)	–	–	–
Net asset value, end of period	$14.65		$14.87	$15.19	$13.79	$17.26	$13.85
Market value, end of period	$12.95		$13.43	$13.55	$12.60	$16.31	$12.45
Total Investment Return Based on(b):
Market value	(0.08%	)	8.37%	13.48%	(13.19% )	33.59%	65.09%
Net asset value	2.09%		7.04%	16.24%	(10.22% )	27.08%	66.85%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (in millions)	$112.3		$113.6	$114.2	$137.5	$163.9	$131.2
Average net assets (in millions)	$108.1		$116.4	$117.8	$151.1	$142.8	$97.0
Net operating expenses	1.49%	(c)	1.43%	1.65%	1.83%	1.76%	1.95%
Expenses, including tax applicable to net investment income	1.52%	(c)	1.45%	1.67%	1.84%	1.79%	2.03%
Net investment income	1.76%	(c)	2.57%	1.96%	1.03%	1.03%	1.91%
Portfolio turnover	2%		10%	11%	76%	69%	98%

(a)	Based on average shares outstanding.
(b)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)	Annualized.

Amounts listed as “-” are $0 or round to $0.

See Notes to Financial Statements.

10	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2014

1. Organization

Aberdeen Singapore Fund, Inc. (formerly, The Singapore Fund, Inc.) (the “Fund”), was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990. Effective November 1, 2013, the name of the Fund was changed from The Singapore Fund, Inc. The Fund is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

The Fund’s investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities. The Fund also, to a lesser degree, invests in equity securities issued by companies in the Association of Southeast Asian Nations (the “ASEAN Group”) countries. As of April 30, 2014, the ASEAN Group currently includes, but is not limited to Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam.

On September 2, 2013, the Board of Directors of the Fund (the “Board”) approved a name change for the Fund, effective November 1, 2013, in order to align the Fund more closely with its investment manager and to differentiate the Fund in a competitive market with many known brands. The Fund’s investment objective and NYSE ticker symbol, SGF, remained the same.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Fund are maintained in U.S. Dollars.

(a) Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the fair valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity.

Aberdeen Singapore Fund, Inc.	11

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments	Level 1	Level 2	Level 3	Total
Long-Term Investments
Financials	$1,866,674	$52,260,128	–	$54,126,802
Health Care	1,135,140	3,255,700	–	4,390,840
Industrials	2,099,759	38,672,951	–	40,772,710
Other	–	11,042,955	–	11,042,955
Short-Term Investment	–	441,000	–	441,000
Total Investments	$5,101,573	$105,672,734	$–	$110,774,307

The Fund held no Level 3 securities at April 30, 2014.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are valued utilizing valuation factors provided by an independent pricing service to reflect any significant market movements between the time foreign markets close and the time the Fund values such foreign securities. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the six months ended April 30, 2014, the amount of $350,277 transferred from Level 1 to Level 2 because there was a fair valuation factor applied at April 30, 2014.

There were no transfers between Level 2 and Level 3. For the period ended April 30, 2014, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase

Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting agreements with the counterparty, Fixed Income Clearing Corp. The Fund held a repurchase agreement of $441,000 as of April 30, 2014. The value of the related collateral exceeded the value of the repurchase agreement at April 30, 2014.

(c) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)  purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

12	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

(e) Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net investment income and net realized gains on investment transactions and net realized foreign exchange gains, if any to the extent those amounts are not otherwise distributed under the managed distribution policy. Dividends and distributions to stockholders are recorded on the ex-dividend date.

Dividends and distributions to stockholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to wash sales and investments in passive foreign investment companies.

(f) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2013 are subject to such review.

The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

3. Agreements and Transactions with Affiliates

(a) Investment Manager

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. For such services, the Fund pays AAMAL a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund’s average weekly Managed Assets and 0.66% of the Fund’s average weekly Managed Assets in excess of $50 million. For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities,

Aberdeen Singapore Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. For the six month period ended April 30, 2014, AAMAL earned $388,372 from the Fund for management fees.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL serves as the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee, payable quarterly by the Fund, at an annual fee rate of 0.20% of the value of the Fund’s average weekly net assets. For the six month period ended April 30, 2014, AAMI earned $107,169 from the Fund for administration fees.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to stockholders based on publicly-available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional stockholders; responds to specific stockholder questions; and reports activities and results to the Board and management detailing insight into general stockholder sentiment.

During the six months ended April 30, 2014, the Fund incurred investor relations fees of approximately $30,783. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Other Agreements:

During the six months ended April 30, 2014, the Fund paid or accrued $30,882 for legal services, in connection with the Fund’s on-going operations, to a law firm in which the Fund’s Assistant Secretary is a consultant.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2014, were $2,052,135 and $5,869,998, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.01 par value common stock. During the six months ended April 30, 2014, the Fund reinvested 23,978 shares pursuant to its Dividend and Reinvestment Cash Purchase Plan. As of April 30, 2014, there were 7,664,389 shares of common stock issued and outstanding.

On March 20, 2012, the Fund announced that in accordance with its tender offer (the “Offer”) to purchase up to 25% of the Fund’s outstanding shares of common stock, which expired at 11:59 p.m. New York City time on March 14, 2012 (the “Expiration Date”), the Fund accepted 2,499,192 properly tendered shares, representing 25% of the Fund’s outstanding shares, at a price per share of $14.07 (the “Purchase Price”). The Purchase Price was equal to 99% of the Fund’s net asset value (NAV) per share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on March 15, 2012. The total value of the assets of the Fund distributed in payment for such properly tendered shares accepted in the Offer based on the Purchase Price was $35.2 million. In the Offer, 4,841,506 shares, or 48.4% of the Fund’s outstanding shares, were validly tendered and not withdrawn prior to the Expiration Date.

6. Discount Management

On June 2, 2011, the Fund announced that the Board had approved a Discount Management Policy. In accordance with the Discount Management Policy, if the Fund’s shares trade on the NYSE at an average discount from their NAV of more than 9% during any fiscal quarter of the Fund (based on the reported closing price on the NYSE on each trading day during that fiscal quarter), the Board will consider a variety of measures to address the Fund’s discount, including but not limited to, repurchasing outstanding shares of the Fund, reviewing the Fund’s distribution policy and corporate actions or other measures which the Board may reasonably believe can assist in reducing the Fund’s discount to NAV. The particular policy measures applied will be at the discretion of the Board and will depend on the prevailing circumstances. The Discount Management Policy became effective upon stockholder approval of the new investment management agreement with AAMAL on August 4, 2011. No shares were purchased by the Fund pursuant to the Discount Management Policy during the six months ended April 30, 2014.

7. Open Market Repurchase Program

Effective April 11, 2012, the Board authorized, but does not require, management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares as of April 30, 2012 in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws,

14	Aberdeen Singapore Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2014

such purchases may be made when, in the reasonable judgment of management, such repurchases may enhance stockholder value and when the Fund’s shares are trading at a discount to NAV of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. On a quarterly basis, The Board will receive information on any transactions made pursuant to the open market purchase policy during the prior quarter. During the six months ended April 30, 2014, the Fund did not repurchase any shares under this policy.

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

(b) Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information:

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2014 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Appreciation

$86,533,656	$27,615,462	$(3,374,811)	$24,240,651

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of April 30, 2014.

On June 10, 2014, the Fund announced that it will pay on June 30, 2014 a distribution of $0.22 per share to all stockholders of record as of June 23, 2014.

Aberdeen Singapore Fund, Inc.	15

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available by calling the Plan Agent at (866) 669-9903 or by writing Aberdeen Singapore Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund’s shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semi-annually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

16	Aberdeen Singapore Fund, Inc.

Corporate Information

Directors	Administrator
Moritz A. Sell, Chairman	Aberdeen Asset Management Inc.
Martin J. Gruber	1735 Market Street, 32nd Floor
David G. Harmer	Philadelphia, PA 19103
Richard J. Herring
Rahn K. Porter	Transfer Agent and Registrar
American Stock Transfer & Trust Company
Officers	6201 15th Avenue
Alan Goodson, President	Brooklyn, NY 11219
Jeffrey Cotton, Vice President – Compliance and Chief Compliance Officer
Sofia Rosala, Vice President and Deputy Chief Compliance Officer	Legal Counsel
Andrea Melia, Treasurer	Clifford Chance US LLP
Megan Kennedy, Vice President and Secretary	31 West 52nd Street
Gary Marshall, Vice President	New York, NY 10019
Jennifer Nichols, Vice President
Christian Pittard, Vice President	Independent Registered Public Accounting Firm
Lucia Sitar, Vice President	PricewaterhouseCoopers LLP
Sharon Ferrari, Assistant Treasurer	300 Madison Avenue
Heather Hasson, Assistant Secretary	New York, NY 10019
Leonard B. Mackey, Jr., Assistant Secretary
Investor Relations
Investment Manager	Aberdeen Asset Management Inc.
Aberdeen Asset Management Asia Limited	1735 Market Street, 32nd Floor
21 Church Street	Philadelphia, PA 19103
#01-01 Capital Square Two
Singapore 049480	Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

The accompanying Financial Statements as of April 30, 2014, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Singapore Fund, Inc. are traded on the NYSE under the symbol “SGF”. Information about the Fund’s net asset value and market price is available at www.aberdeensgf.com.

This report, including the financial information herein, is transmitted to the stockholders of Aberdeen Singapore Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Aberdeen’s Investor Relations Services We invite you to enroll today.

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeensgf.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting, and other timely data.

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SGF-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b)  During the period ended April 30, 2014, there were no changes in the Portfolio Managers identified in response to paragraph a(1) of this Item in the Registrant’s most recent Annual Report on Form N-CSR filed on January 6, 2014.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
November 1, 2013 through November 30, 2013	None	None	None	749,757
December 1, 2013 Through December 31, 2013	None	None	None	749,757
January 1, 2014 through January 31, 2014	None	None	None	749,757
February 1, 2014 through February 28, 2014	None	None	None	749,757
March 1, 2014 through March 31, 2014	None	None	None	749,757
April 1, 2014 through April 30, 2014	None	None	None	749,757
Total	None	None	—	—

(1)  On April 11, 2012, the Fund announced that the Board of Directors approved a share repurchase program.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made at the discretion of management if the discount to net asset value is less than 12%. The plan does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2014, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)                                  A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2) and (c)(3), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Singapore Fund, Inc.

(Formerly The Singapore Fund, Inc.)

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Singapore Fund, Inc.

Date: July 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Singapore Fund, Inc.

Date: July 3 2014

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Singapore Fund, Inc.

Date: July 3, 2014